UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 2, 2012

MICROCHIP TECHNOLOGY INCORPORATED

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199

(Address of Principal Executive Offices, Including Zip Code)

(480) 792-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 2, 2012, pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of May 1, 2012 (the “Merger Agreement”), by and among Microchip Technology Incorporated, a Delaware corporation (“Microchip”), Standard Microsystems Corporation, a Delaware corporation (“SMSC”), and Microchip Technology Management Co., a Delaware corporation and a wholly owned subsidiary of Microchip (“Merger Sub”), Microchip completed its acquisition of SMSC via the merger of Merger Sub with and into SMSC, with SMSC continuing as the surviving corporation and becoming a wholly owned subsidiary of Microchip (the “Merger”).

At the effective time and as a result of the Merger, each share of common stock, par value $0.10 per share, of SMSC issued and outstanding immediately prior to the effective time (other than any dissenting shares and any shares held by Microchip, SMSC or any of their respective wholly owned subsidiaries) was cancelled and automatically converted into the right to receive $37.00 in cash, without interest and less any applicable withholding taxes. Microchip financed the transaction using a portion of its existing balance of cash, cash equivalents and short-term investments and borrowings under its credit agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

On August 2, 2012, Microchip and SMSC issued a joint press release announcing the completion of Microchip’s acquisition of SMSC, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The financial information required by this Item 9.01(a) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro forma financial information. The financial information required by this Item 9.01(b) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 1, 2012, by and among Microchip Technology Incorporated, Microchip Technology Management Co. and Standard Microsystems Corporation (incorporated by reference to Exhibit 2.2 of our Annual Report on Form 10-K filed with the SEC on May 30, 2012).

99.1	Joint Press Release dated August 2, 2012, issued by Microchip Technology Incorporated and Standard Microsystems Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microchip Technology Incorporated
Dated: August 2, 2012

	By:	/s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of May 1, 2012, by and among Microchip Technology Incorporated, Microchip Technology Management Co. and Standard Microsystems Corporation (incorporated by reference to Exhibit 2.2 of our Annual Report on Form 10-K filed with the SEC on May 30, 2012).

99.1	Joint Press Release dated August 2, 2012, issued by Microchip Technology Incorporated and Standard Microsystems Corporation.